TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-3574 – PremierSolutions Standard

333-72042                                       HV-5244 – PremierSolutions Standard (Series II)

333-72042                                       HV-5776 – PremierSolutions Cornerstone

333-72042                                       HV-5795 – PremierSolutions Standard (Series A)

333-72042                                       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042                                       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805                               HV-6776 – Premier InnovationsSM

333-151805                               HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805                               HV-6778 – Premier InnovationsSM (Series II)

Supplement dated December 18, 2018 to your Prospectus

FUND MERGER

MASSMUTUAL RETIRESMARTSM by JPMORGAN 2015 FUND – CLASS R4

On September 14, 2018, the Board of Trustees of the MassMutual Select Funds approved the reorganization (the “Reorganization”) of the MassMutual RetireSMARTSM by JPMorgan 2015 Fund (the “Merging Fund”) into the MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (the “Acquiring Fund”). The Reorganization is expected to occur in January 2019 (the “Closing Date”).  A shareholder vote is not required to complete the transaction.

Under the terms of the Agreement and Plan of Reorganization, the Merging Fund’s assets and liabilities will be transferred to the Acquiring Fund in return for shares of the Acquiring Fund. Those shares will be distributed pro rata to shareholders of the Merging Fund in exchange for their Merging Fund shares. Shareholders of the Merging Fund will thus become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to their shares of the Merging Fund on the Closing Date. The Reorganization is expected to be a tax-free event for federal income tax purposes.

As a result of the Reorganization, if any of your Participant Account value was allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that included an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment was terminate automatically.  Please contact us to re-enroll in the Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund was deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.